Exhibit 10.1

IAE Building
400 Main Street
East Hartford, CT 06108
USA

February 20, 2004

JetBlue Airways Corporation

19 Old Kings Highway South, Suite 23

Darien, Connecticut 06820

Attention: Vice President and Treasurer

Subject:           Side Letter No. 16 to the V2500 General Terms of Sale Agreement between JetBlue Airways Corporation and IAE International Aero Engines AG dated May 4, 1999

Dear Tom:

We refer to the V2500 General Terms of Sale Agreement between JetBlue Airways Corporation (“JetBlue”) and IAE International Aero Engines AG (“IAE”) dated May 4, 1999 (the “Agreement”).  Capitalized terms used herein which are not otherwise defined shall have the same meaning as those given to them in the Agreement.

IAE is pleased to submit to JetBlue this Side Letter No. 16 to the Agreement in support of JetBlue’s *** delivery of a Firm Spare Engine *** scheduled for delivery in *** 2004 (the “*** Spare Engine”).  IAE hereby agrees as follows with respect to such *** Spare Engine:

1.             IAE will make the *** Spare Engine available to JetBlue *** IAE in *** 2004.

2.             The Purchase Price for such Engine *** in accordance with the Contract to *** 2004, *** payment of such Purchase Price *** until *** 2004.

3.             JetBlue will pay IAE the *** the Purchase Price for the Engine on *** 2004.  For the avoidance of doubt this Purchase Price shall *** be *** to *** 2004.

Except as expressly amended by this Side Letter No. 16 all provisions of the Agreement remain in full force and effect.

[***]      Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Very truly yours,	Agreed to and Accepted on behalf of:
IAE International Aero Engines AG	JetBlue Airways Corporation

/s/ J.A. DUNNE	/s/ THOMAS E. ANDERSEN
Name	Name

IAE PROPRIETARY INFORMATION

J.A. Dunne	Thomas E. Andersen
Title	Title
V.P. Customer Support	S.V.P., Tech Ops/Aircraft Planning
Date	Date
23 Feb 04	26 March 2004